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                                                                     Exhibit 23

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement Nos. 333-28933, 333-63147, 333-04685, 333-86581 and 333-81925 of Itron, Inc. and
subsidiaries on form S-8 of our report dated February 2, 2001, appearing in this Annual Report on Form 10-K of Itron, Inc. and subsidiaries for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

Seattle, Washington
March 13, 2001